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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 1999

                        Leading-Edge Earth Products, Inc.
             (Exact name of registrant as specified in its charter)

         Oregon                  93-67656-S                    93-1002429
------------------------        ------------            -----------------------
(State of incorporation)        (Commission             (I.R.S. Employer ID No.)
                                file number)

                   319 Nickerson St., #186, Seattle, WA 98109
              ----------------------------------------------------
              (Address of principal executive offices ) (Zip Code)

                   Issuer's telephone number     800-788-3599
                                                 ------------

                                    no change
                                    ---------
          (former name or former address, if changed since last report)

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                                 8-K INFORMATION
Item 5. Other Events. See Attachment.
                                               Leading-Edge Earth Products, Inc.

Date: February 10, 1999                        Grant C. Record, Secretary


                                 8-K ATTACHMENT

On January 26, 1999, the Company purchased from Union Pacific Railroad Company a 36.35-acre rail-side industrial park site within the city limits of Shoshone, Idaho, for $73,020. The source of the funds was a promissory note from an outside individual.

Previous negotiations for 35 acres were amended by the parties for an additional
1.35 acres to satisfy a title insurance requirement for improved access to public roads.

The Company is organizing financing for construction on this vacant site of a 90,000-sq.ft. building to house a full-scale, continuous, polyurethane/metal LEEP STRUCTURAL CORE production line.